UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        MARCH 1, 2011 (DECEMBER 2, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 2, 2010, the Board of Directors of Competitive Technologies, Inc. (the "Company") resolved to amend the bylaws of the Company. The amended bylaws contain the following changes:

Changes to Stockholders and Stockholder Meetings

-    Provided for stockholders to request a special meeting of stockholders
- Added new Sections 1.05 and 1.06 regarding organization and conduct of business at stockholders' meetings
- Added new Sections 1.08, 1.09, and 1.10 regarding proper business at, and proxy voting for, and adjournment of a stockholders' meeting
- Added new Section 7.02 providing for amendment of the Bylaws by stockholders

Changes to Directors and Officers

-    Changed the number of directors of the Company to four
-    Provided for stockholders to change the number of directors
-    Added provisions for resignation or removal of directors
-    Added new Section 2.05 defining the selection of Chairman of the Board
- Defined the office of Chief Financial Officer, and removed the office of Treasurer
- Authorized Officers of the Corporation to act with regards to securities of other entities held by the Company

Other Changes

-    Added new Section 6.03 regarding banking resolutions
- Added new Section 6.04 defining the fiscal year end of the Company as December 31
- Updated certain defined terms, including "Stockholders", "Chief Executive Officer", "Chief Financial Officer"
-    Provided for telephonic meetings
- Updated provisions to allow signatures in two or more counterparts, and via electronic delivery
- Made minor corrections to gender, numbering, grammar, spacing, and formatting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------
3.1             Bylaws of Competitive Technologies, Inc. as Amended December 2,
                2010

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: March 1, 2011                    By: /s/ Johnnie D. Johnson
                                        --------------------------
                                        Johnnie D. Johnson
                                        Chief Executive Officer